UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Navigant Consulting, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT DATED MAY 9, 2012 TO

PROXY STATEMENT DATED APRIL 3, 2012

ANNUAL MEETING OF SHAREHOLDERS OF

NAVIGANT CONSULTING, INC.

TO BE HELD ON MAY 22, 2012

On or about April 3, 2012, Navigant Consulting, Inc. (the “Company”) furnished or otherwise made available to shareholders its proxy statement (the “Proxy Statement”) describing the matters to be voted upon at the Company’s 2012 Annual Meeting of Shareholders (the “2012 Annual Meeting”) to be held at The Chicago Club, 81 East Van Buren Street, Chicago, Illinois 60605 on Tuesday, May 22, 2012 at 10:00 a.m., Central time, and at any adjournments or postponements thereof. This supplement (this “Supplement”) revises the Proxy Statement and should be read in conjunction with it. This Supplement is first being furnished or otherwise made available to shareholders on or about May 9, 2012. All capitalized terms used but not defined in this Supplement have the meanings ascribed to them in the Proxy Statement.

INFORMATION CONCERNING PARTICIPANTS IN

THE COMPANY’S SOLICITATION OF PROXIES

Under applicable SEC regulations, members of the Board of Directors of the Company, the Company’s executive officers and certain of the Company’s employees are “participants” with respect to the solicitation of proxies on behalf of the Company in connection with the 2012 Annual Meeting. Certain information concerning the “participants” is provided below.

Directors

The principal occupations or employment of our directors who are considered “participants” in the Company’s solicitation are set forth in the section of the Proxy Statement entitled “Proposal 1 – Election of Directors.” The name, principal business and address of any corporation or other organization of employment, if any, of such directors are as set forth below:

Name	Present Principal Occupation or Employment	Name, Principal Business and Address of any Corporation or Other Organization of Employment
Thomas A. Gildehaus	Retired	—
Hon. Cynthia A. Glassman	Retired	—
William M. Goodyear	Executive Chairman	Navigant Consulting, Inc. 30 S. Wacker Drive, Suite 3550 Chicago, Illinois 60606
Julie M. Howard	Chief Executive Officer	Navigant Consulting, Inc. 30 S. Wacker Drive, Suite 3550 Chicago, Illinois 60606
Stephan A. James	Retired	—
Peter B. Pond	General Partner	ALTA Equity Partners LLC, a venture capital firm 300 E. Randolph Street #2810 Chicago, Illinois 60601
Samuel K. Skinner	Of Counsel	Greenberg Traurig, LLP, a law firm 77 W. Wacker Drive, Suite 3100 Chicago, Illinois 60601
Governor James R. Thompson	Senior Chairman	Winston & Strawn LLP, a law firm 35 W. Wacker Drive Chicago, Illinois 60601
Michael L. Tipsord	Vice Chairman and Chief Operating Officer	State Farm Insurance Cos., an insurance company One State Farm Plaza Bloomington, Illinois 61710

Executive Officers and Certain Employees

The principal occupations or employment of the Company’s executive officers and certain employees who may be deemed to be “participants” are as set forth below. The principal occupation or employment refers to such person’s position with the Company, and the business address for each person is in care of Navigant Consulting, Inc., 30 S. Wacker Drive, Suite 3550, Chicago, Illinois 60606.

Name	Position with Company
William M. Goodyear	Executive Chairman
Julie M. Howard	Chief Executive Officer
Thomas A. Nardi	Executive Vice President and Chief Financial Officer
Jennifer Moreno Reddick	Executive Director, Investor Relations
Monica M. Weed	Vice President, General Counsel and Corporate Secretary

Stock Ownership

The number of shares of the Company’s common stock beneficially owned by each of our directors, each of our executive officers and by each of the Company’s other employees who may be deemed to be a “participant” (other than Jennifer Moreno Reddick) is as set forth in the section of the Proxy Statement entitled “Stock Ownership of Directors, Executive Officers and Principal Holders.” Except as otherwise disclosed in the Proxy Statement or this Supplement, each of those participants beneficially owns the shares of record listed in that table opposite such participant’s name.

As of March 15, 2012, using the same assumptions and definitions used in the section of the Proxy Statement entitled “Stock Ownership of Directors, Executive Officers and Principal Holders,” Ms. Reddick beneficially owned 9,728 shares of the Company’s common stock, including 5,000 shares of the Company’s common stock subject to stock options exercisable as of such date.

Footnote (2) to the table in the section of the Proxy Statement entitled “Stock Ownership of Directors, Executive Officers and Principal Holders” reported that Thomas A. Gildehaus’ beneficial ownership of shares of the Company’s common stock included 781 shares held by the estate of his spouse. Such shares should not have been reported as beneficially owned by Mr. Gildehaus because they were distributed out of the estate effective October 11, 2011 and therefore are no longer beneficially owned by Mr. Gildehaus. Accordingly, the table should have reported that Mr. Gildehaus beneficially owned 86,064 (rather than 86,845) shares of the Company’s common stock as of March 15, 2012.

121,375 shares of the Company’s common stock reported in the table as beneficially owned by William M. Goodyear are held by one of his associates, the William M. Goodyear 1996 Trust, U/A DTD 05/15/1996, for which Mr. Goodyear serves as Trustee. The address for such trust is 1500 N. Lake Shore Drive, #9C, Chicago, Illinois 60610.

10,000 shares of the Company’s common stock reported in the table as beneficially owned by Samuel K. Skinner are held by one of his associates, the Samuel K. Skinner TTEE, Samuel K. Skinner Trust, for which Mr. Skinner serves as Trustee. The address for such trust is 11 Indian Hill Road, Winnetka, Illinois 60093.

15,500 shares of the Company’s common stock reported in the table as beneficially owned by Thomas A. Nardi are held by one of his associates, the Thomas A. Nardi Declaration of Trust, for which Mr. Nardi and his spouse serve as Trustees. The address for such trust is 2570 River Woods Drive, Naperville, Illinois 60565.

On May 2, 2012, William M. Goodyear, Executive Chairman of the Board of Directors of the Company, adopted a trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company’s insider trading policy. The parties to the agreement are the William M. Goodyear 1996 Trust, U/A DTD 05/15/1996 and Merrill Lynch, Pierce, Fenner & Smith Incorporated. The trading plan provides for the sale of shares of the Company’s common stock currently owned by Mr. Goodyear from time to time during the period beginning on May 21, 2012 and ending on April 30, 2013, assuming a specified minimum price threshold is met.

Employment Agreements

As described in the section of the Proxy Statement entitled “Executive Compensation—Employment Agreements,” each of William M. Goodyear, Julie M. Howard, Thomas A. Nardi and Monica M. Weed is party to an employment agreement with the Company.

Information Regarding Transactions in Company Securities by Participants

The following table sets forth purchases and sales of equity securities of the Company, if any, by the participants since May 1, 2010. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans, and none of the purchase price or market value of those securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Equity Securities Purchased or Sold (May 1, 2010 – May 9, 2012)
Name	Date	Number of Shares	Transaction Description
Thomas A. Gildehaus	5/19/10 8/3/10 8/3/10 8/3/10 4/25/11 10/11/11 11/28/11 11/28/11	5,198 9,000 6,000 5,000 6,844 781 5,000 2,686

Acquisition: restricted stock grant

Acquisition: stock option exercise

Acquisition: stock option exercise

Acquisition: stock option exercise

Acquisition: restricted stock grant

Disposition: bona fide gift

Acquisition: stock option exercise

Disposition: payment of exercise price

Hon. Cynthia A. Glassman	5/19/10 8/18/10 4/25/11	5,198 4,800 6,844	Acquisition: restricted stock grant Acquisition: open market purchase Acquisition: restricted stock grant
William M. Goodyear	5/27/10 5/27/10 5/28/10 5/28/10 6/2/10 6/2/10 8/2/10 3/15/11 3/15/11 3/16/11 3/31/11 5/2/11 8/24/11 8/24/11 9/6/11 3/15/12 3/16/12 3/30/12 4/30/12 5/3/12 5/3/12	50,000 50,000 15,000 15,000 15,000 15,000 98,750 20,916 4,263 5,127 2,615 3,813 60,000 38,491 11,600 17,497 6,758 2,110 5,025 10,000 10,000

Acquisition: stock option exercise

Disposition: open market sale

Acquisition: stock option exercise

Disposition: open market sale

Acquisition: stock option exercise

Disposition: open market sale

Acquisition: stock option exercise

Acquisition: restricted stock grant

Disposition: payment of tax liability

Disposition: payment of tax liability

Acquisition: employee stock purchase plan

Disposition: payment of tax liability

Acquisition: stock option exercise

Disposition: payment of exercise price/tax liability

Acquisition: open market purchase

Disposition: payment of tax liability

Disposition: payment of tax liability

Acquisition: employee stock purchase plan

Disposition: payment of tax liability

Acquisition: stock option exercise

Disposition: open market sale

Julie M. Howard	6/30/10 8/17/10 8/17/10 9/30/10 12/31/10 3/15/11 3/15/11 3/16/11 3/31/11 5/2/11 6/30/11 9/30/11 12/31/11 3/15/12 3/16/12 3/30/12 4/30/12	346 9,800 1,226 265 390 15,687 2,842 3,632 753 3,813 342 387 270 8,184 4,787 1,262 5,025

Acquisition: employee stock purchase plan

Acquisition: open market purchase

Acquisition: stock option exercise

Acquisition: employee stock purchase plan

Acquisition: employee stock purchase plan

Acquisition: restricted stock grant

Disposition: payment of tax liability

Disposition: payment of tax liability

Acquisition: employee stock purchase plan

Disposition: payment of tax liability

Acquisition: employee stock purchase plan

Acquisition: employee stock purchase plan

Acquisition: employee stock purchase plan

Disposition: payment of tax liability

Disposition: payment of tax liability

Acquisition: employee stock purchase plan

Disposition: payment of tax liability

Stephan A. James	5/19/10 8/3/10 4/25/11	5,198 10,000 6,844	Acquisition: restricted stock grant Acquisition: open market purchase Acquisition: restricted stock grant
Peter B. Pond	5/19/10 11/1/10 11/1/10 11/16/10 4/25/11 11/2/11 11/2/11	5,198 15,000 15,000 5,000 6,844 9,546 9,546

Acquisition: restricted stock grant

Acquisition: stock option exercise

Disposition: open market sale

Acquisition: stock option exercise

Acquisition: restricted stock grant

Acquisition: stock option exercise

Disposition: open market sale

Samuel K. Skinner	5/19/10 4/25/11	5,198 6,844	Acquisition: restricted stock grant Acquisition: restricted stock grant

Governor James R. Thompson	5/19/10 11/3/10 11/3/10 4/25/11 11/7/11 11/7/11	5,198 15,000 5,000 6,844 9,546 9,546

Acquisition: restricted stock grant

Acquisition: stock option exercise

Acquisition: stock option exercise

Acquisition: restricted stock grant

Acquisition: stock option exercise

Disposition: open market sale

Michael L. Tipsord	5/19/10 8/2/10 4/25/11	5,198 9,500 6,844	Acquisition: restricted stock grant Acquisition: open market purchase Acquisition: restricted stock grant
Thomas A. Nardi	6/8/10 11/3/10 11/3/10 11/3/10 11/10/10 3/15/11 3/15/11 3/16/11 9/2/11 11/10/11 3/15/12 3/16/12	2,000 1,200 1,700 100 2,201 9,413 1,705 321 4,000 2,350 2,692 321

Acquisition: open market purchase

Acquisition: open market purchase

Acquisition: open market purchase

Acquisition: open market purchase

Disposition: payment of tax liability

Acquisition: restricted stock grant

Disposition: payment of tax liability

Disposition: payment of tax liability

Acquisition: open market purchase

Disposition: payment of tax liability

Disposition: payment of tax liability

Disposition: payment of tax liability

Monica M. Weed	6/30/10 9/30/10 11/3/10 12/31/10 3/15/11 3/15/11 3/16/11 3/31/11 6/30/11 9/30/11 11/3/11 12/31/11 3/15/12 3/16/12 3/30/12	231 176 2,192 260 8,018 1,421 321 428 228 258 2,340 180 2,262 321 505

Acquisition: employee stock purchase plan

Acquisition: employee stock purchase plan

Disposition: payment of tax liability

Acquisition: employee stock purchase plan

Acquisition: restricted stock grant

Disposition: payment of tax liability

Disposition: payment of tax liability

Acquisition: employee stock purchase plan

Acquisition: employee stock purchase plan

Acquisition: employee stock purchase plan

Disposition: payment of tax liability

Acquisition: employee stock purchase plan

Disposition: payment of tax liability

Disposition: payment of tax liability

Acquisition: employee stock purchase plan

Jennifer Moreno Reddick	3/14/2011	241	Disposition: payment of tax liability

Miscellaneous Information Concerning Participants

Except as described otherwise disclosed in the Proxy Statement or this Supplement, to the knowledge of the Company:

•

None of the participants nor any of their respective affiliates or associates (together, the “Participant Affiliates”) (a) directly or indirectly beneficially owns any shares of Company common stock or any securities of any subsidiary of the Company or (b) has had any relationship with the Company in any capacity other than as a shareholder, employee, officer or director. An “affiliate” of a person is a person who directly or indirectly through one or more intermediaries controls, is controlled or is under common control with the person specified. The term “associate” is defined in Rule 14a-1(a) under the Exchange Act to mean (a) any corporation or organization of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (b) any trust or estate in which such person has a substantial beneficial interest or as to which such person serves as a trustee or in a similar fiduciary capacity, and (c) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the Company or any of its subsidiaries.

•

No participant or Participant Affiliate is either a party to any transaction or series of transactions since January 1, 2011, or has knowledge of any currently proposed transaction or series of transactions, (a) in which the Company or any of its subsidiaries was or is to be a party, (b) in which the amount involved exceeds $120,000, and (c) in which any participant or Participant Affiliate had or will have a direct or indirect material interest. The term “transaction” includes, but is not limited to, any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships.

•	No participant or Participant Affiliate has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2012 Annual Meeting.

•

No participant or Participant Affiliate has entered into any agreement or understanding with any person respecting any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party.

•

There are no contracts, arrangements or understandings by any participant or Participant Affiliate within the past year with any person with respect to Company securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

VOTE STANDARD APPLICABLE TO ELECTION OF DIRECTORS

As disclosed in the Proxy Statement, the Company has received a notice from a holder of 100 shares of our common stock that he intends to nominate three directors for election at the annual meeting. Under the Company’s by-laws, if the number of nominees for director at the 2012 Annual Meeting exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at the meeting and entitled to vote on the election of directors. Accordingly, the three director nominees receiving the most “for” votes will be elected as directors at the 2012 Annual Meeting even if the number of votes cast “for” any such nominee’s election does not exceed the number of votes cast “against” any such nominee’s election.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2012

The Notice of Annual Meeting, the Proxy Statement and this Supplement are available on the Company’s website at www.navigant.com/2012proxy. The Company’s 2011 Annual Report to Shareholders is available on the Company’s website at www.navigant.com/2011annualreport.